Financial Investors Trust

              United Association S&P 500 Index Fund

                 Supplement Dated March 15, 2000

     The following information supplements and should be read in conjunction with the information provided in the Portfolio's
Prospectus dated February 14, 2000.


     The second and third sentence of the second paragraph under the section entitled "OTHER INVESTMENTS" shall be deleted.

     In addition, the second sentence of the second paragraph under the section entitled "Investment Adviser" shall be replaced with the following language:

     The Fund pays an advisory fee to IMC of .01% of the Fund's average net assets up to $2.5 billion, and .005% of the Fund's average net assets in excess of $2.5 billion.